Exhibit 99.1
Wachovia Pipeline and MLP Symposium New York, NY NASDAQ: CPNO December 9, 2008

2 Disclaimer Statements made by representatives of Copano Energy, L.L.C. ("Copano") during this presentation will include "forward-looking statements," as defined in the federal securities laws. All statements that address activities, events or developments that Copano expects, believes or anticipates will or may occur in the future are forward-looking statements. Underlying these forward-looking statements are certain assumptions made by Copano's management based on their experience and perception of historical trends, current conditions, expected future developments and other factors management believes are appropriate under the circumstances. Whether actual results and developments in the future will conform to Copano's expectations is subject to a number of risks and uncertainties, many of which are beyond Copano's control. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, then Copano's actual results may differ materially from those implied or expressed by forward-looking statements made during this presentation. These risks and uncertainties include the volatility of prices and market demand for natural gas and natural gas liquids; Copano's ability to complete any pending acquisitions and integrate any acquired assets or operations; Copano's ability to continue to obtain new sources of natural gas supply; the ability of key producers to continue to drill and successfully complete and attach new natural gas supplies; Copano's ability to retain key customers; the availability of local, intrastate and interstate transportation systems and other facilities to transport natural gas and natural gas liquids; Copano's ability to access sources of liquidity when needed and to obtain additional financing, if necessary, on acceptable terms; the effectiveness of Copano's hedging program; unanticipated environmental or other liability; general economic conditions; the effects of government regulations and policies; and other financial, operational and legal risks and uncertainties detailed from time to time in the Risk Factors sections of Copano's annual and quarterly reports filed with the Securities and Exchange Commission. Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

3 Introduction to Copano Serving natural gas producers in three leading producing regions Founded in 1992 - built through over 45 acquisitions and major capital projects Texas South Texas and North Texas Oklahoma Central and Eastern Oklahoma Rocky Mountains Wyoming's Powder River Basin

4 Introduction to Copano Service throughput volumes approximate 1,700,000 MMBtu per day of natural gas(1) Equity market cap: $640 million(2) Enterprise value: $1.3 billion(2) Copano has outperformed its peer group since IPO with a total return of 35%(2) compared to the Alerian MLP Total Return Index (AMZX) total return of (5)%(2) over the same period Includes unconsolidated affiliates. Equity value as of December 4, 2008.

5 Copano's LLC Structure Characteristic Typical MLP Copano Energy Typical Corporation Non-Taxable Entity Tax Shield on Distributions Tax Reporting General Partner Incentive Distribution Rights Voting Rights up to 50% Schedule K-1 Schedule K-1 Form 1099

6 Today's Agenda Throughput Volume Outlook Margins and Sensitivities Liquidity and Capital Access Distribution Policy and Outlook

7 Rich gas services Drilling remains economic Rig count steady - potential for increase Extensive resource play Long-term contracts Lean gas services Economics vary Rig count steady Primarily long-term contracts with lower margins Oklahoma Volume Outlook Rich Lean Lean

8 Texas Volume Outlook Legacy South Texas Comprehensive gas services Drilling remains active Volumes flat - potential for increase Third-party pipeline supplies Slight growth in volumes Upper Gulf Coast Primarily serves utilities Continued growth expected Weather-influenced

9 Texas Volume Outlook North Texas Rich casinghead gas - comprehensive services Drilling remains economic Six rigs running Anticipated continued growth New cryogenic plant online 2Q09

10 Rocky Mountains Volume Outlook Powder River Basin - Bighorn Coalbed methane gathering Healthy 2009 volume growth Reflects de-watering of 2008 well connects Drilling remains active Production profiles on target Long-term contracts 51% ownership

11 Rocky Mountains Volume Outlook Powder River Basin - Fort Union Coalbed methane gathering and treating Capacity expansion complete First 600 GPM treater operational Capacity exceeds 1.2 Bcf/d Significant 2009 ramp-up Backlog of completed wells now being connected Long-term contracts 37.04% ownership

12 Margins and Sensitivities Margins and Sensitivities Distribution Policy and Outlook Liquidity and Capital Access Throughput Volume Outlook

13 Oklahoma Contract Mix Third quarter 2008 Total service throughput volumes: 243,000 MMBtu/d(1) Unit margin: $1.50/MMBtu(2) Contract Mix(3) Excludes 11,557 MMBtu/d service throughput for Southern Dome, a majority-owned affiliate. Refers to Oklahoma segment gross margin ($33.536 million) divided by Oklahoma service throughput volumes (243,000 MMBtu/d) for the period. See appendix for reconciliation of Oklahoma segment gross margin. Source: Copano Energy internal financial planning models for consolidated subsidiaries.

14 Oklahoma Volumes Third quarter 2008(1) Net share of NGLs: Ethane: 2,300 BPD If in ethane rejection: 1,700 BPD(2) Propane+: 2,700 BPD Propane: 70% Iso Butane: 8% Normal Butane: 23% Natural Gasoline: -1%(3) Net share of natural gas: 6,300 MMBtu/d Net share of natural gas if in ethane rejection: 7,700 MMBtu/d Net share of field condensate: 900 BPD Note: See Appendix for explanation of processing modes. Values reflect rounding. Source: Copano Energy internal financial planning models for consolidated subsidiaries and quarterly back testing. Ethane rejection at Paden plant is limited by nitrogen rejection facilities. Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.

15 Oklahoma Margin Sensitivities Full Recovery Pre-hedging commodity price impact to Q3 gross margin(1) Product Positive Change in Price(2) Margin Impact Natural gas $0.10/MMBtu $58,000 Ethane $0.01/gal $89,000 Propane+ $0.01/gal $104,000 Condensate (WTI-based) $1/Bbl $83,000 Note: See Appendix for explanation of processing modes. Values reflect rounding. Source: Copano Energy internal financial planning models for consolidated subsidiaries and quarterly back testing. Negative price changes result in corresponding negative margin impact.

16 Oklahoma Margin Sensitivities Ethane Rejection Pre-hedging commodity price impact to Q3 gross margin(1) Product Positive Change in Price(2) Margin Impact Natural gas $0.10/MMBtu $71,000 Ethane $0.01/gal $66,000 Propane+ $0.01/gal $104,000 Condensate (WTI-based) $1/Bbl $83,000 Note: See Appendix for explanation of processing modes. Values reflect rounding. Source: Copano Energy internal financial planning models for consolidated subsidiaries. Negative price changes result in corresponding negative margin impact.

17 Texas Contract Mix Third quarter 2008 Total service throughput volumes: 670,000 MMBtu/d(1) Unit margin: $0.67/MMBtu(2) Contract mix(3) Excludes 97,906 MMBtu/d service throughput for Webb Duval, a majority-owned affiliate. Refers to Texas segment gross margin ($41.392 million) divided by Texas service throughput volumes (670,000 MMBtu/d) for the period. See appendix for reconciliation of Texas segment gross margin. Source: Copano Energy internal financial planning models for consolidated subsidiaries.

18 Texas Volumes Third quarter 2008(1) Net share of NGLs: Ethane: 4,800 BPD 8 BPD if in ethane rejection(2) Propane+: 6,000 BPD Propane: 60% Iso Butane: 14% Normal Butane: 19% Natural Gasoline: 7% Propane+ in conditioning mode: 80 BPD Net share of natural gas: (43,000) MMBtu/d Net share of natural gas if in ethane rejection: (19,000) MMBtu/d Net share of natural gas if conditioning mode: 2,900 MMBtu/d Net share of condensate(3): 1,700 BPD Net share of condensate if conditioning mode: 700 BPD Note: See Appendix for explanation of processing modes. Values reflect rounding. Source: Copano Energy internal financial planning models for consolidated subsidiaries and quarterly back testing. Reflects North Texas volumes. Fractionation at Houston Central processing plant permits full ethane rejection. At the Houston Central processing plant, pentanes+ may be sold as condensate.

19 Texas Margin Sensitivities Full Recovery Pre-hedging commodity price impact to Q3 gross margin(1) Product Positive Change in Price(2) Margin Impact Natural gas $0.10/MMBtu $(396,000) Ethane $0.01/gal $185,000 Propane+ $0.01/gal $232,000 Condensate(3) (WTI-based) $1/Bbl $156,000 Note: See Appendix for explanation of processing modes. Values reflect rounding. Source: Copano Energy internal financial planning models for consolidated subsidiaries and quarterly back testing. A negative change in price would result in a corresponding positive impact with respect to natural gas prices and a corresponding negative impact with respect to all other product prices. Consists of field condensate and pentanes+ sold as condensate.

20 Texas Margin Sensitivities Ethane Rejection Pre-hedging commodity price impact to Q3 gross margin(1) Product Positive Change in Price(2) Margin Impact Natural gas $0.10/MMBtu $(175,000) Ethane $0.01/gal Nominal Propane+ $0.01/gal $232,000 Condensate(3) (WTI-based) $1/Bbl $156,000 Note: See Appendix for explanation of processing modes. Values reflect rounding. Source: Copano Energy internal financial planning models for consolidated subsidiaries. A negative change in price would result in a corresponding positive impact with respect to natural gas prices and a corresponding negative impact with respect to all other product prices. Consists of field condensate and pentanes+ sold as condensate.

21 Texas Margin Sensitivities Conditioning Mode Pre-hedging commodity price impact to Q3 gross margin(1) Product Positive Change in Price(2) Margin Impact Natural gas $0.10/MMBtu $27,000 Ethane $0.01/gal Nominal Propane+ $0.01/gal $3,000 Condensate(3) (WTI-based) $1/Bbl $64,000 Note: See Appendix for explanation of processing modes. Values reflect rounding. Source: Copano Energy internal financial planning models for consolidated subsidiaries. Negative price changes result in corresponding negative margin impact. Consists of field condensate and pentanes+ sold as condensate.

22 Rocky Mountains Volumes and Sensitivities Third Quarter 2008 Total service throughput volumes: Consolidated (producer services): 230,000 MMBtu/d Unconsolidated affiliates: Bighorn: 210,000 MMBtu/d Fort Union: 735,000 MMBtu/d Adjusted EBITDA volume sensitivity Consolidated (producer services): 10,000 MMBtu/d = $55,000 Unconsolidated affiliates: Bighorn: 10,000 MMBtu/d = $209,000 Fort Union: 10,000 MMBtu/d = $70,000 Pre-hedging commodity price sensitivity No direct exposure Fee-based contracts Note: See Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.

23 Hedging Impact 2009 NGLs Hedge Settlement Matrix 2009 quarterly NGL/WTI hedge settlements would approximate $22.0 million if actual prices equal current forward market levels Note: All hedge instruments are reported in Copano's SEC filings. Hedge settlements are based on monthly average Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments. Highlighted settlements represent estimated 2009 quarterly settlements if actual prices equal current forward market levels.

24 Hedging Impact 2010 NGLs Hedge Settlement Matrix 2010 quarterly NGL/WTI hedge settlements would approximate $22.1 million if actual prices equal current forward market levels Note: All hedge instruments are reported in Copano's SEC filings. Hedge settlements are based on monthly average Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments. Highlighted settlements represent estimated 2010 quarterly settlements if actual prices equal current forward market levels.

25 Hedging Impact 2009 and 2010 Natural Gas Hedge Settlement Matrix 2009 quarterly natural gas hedge settlements would be nominal if actual prices equal current forward market levels Note: Hedge settlements are based on FOM Houston Ship Channel and CenterPoint East prices reported by IFERC. Highlighted settlements represent projected 2009 and 2010 quarterly settlements if actual prices equal current forward market levels.

26 Liquidity and Capital Access Liquidity and Capital Access Distribution Policy and Outlook Margins and Sensitivities Throughput Volume Outlook

27 Liquidity At September 30, 2008 Cash: $174 million Revolving credit facility availability Without acquisition: approximately $300 million With acquisition: approximately $345 million(1) Remaining term: 4 years Currently LIBOR + 175 bps $650 million senior notes $350 million 8 ^% due 2016 $300 million 7 3/4% due 2018 Weighted average rate: 7.95% Weighted average maturity: 8.5 years Reflects defined EBITDA limitation for three quarters following a qualifying acquisition.

28 Key Debt Terms and Covenants Senior Secured Revolving Credit Facility $550 million facility with $100 million accordion Maintenance tests: 5x defined EBITDA(1) limitation on total debt 3.74x at September 30, 2008(2) Minimum required interest coverage 2.5x defined EBITDA 4.17x at September 30, 2008 Defined EBITDA adds back hedge amortization and other non- cash expenses Following an acquisition, Copano may increase total debt to defined EBITDA test to 5.5x for three quarters See Appendix for reconciliation of defined EBITDA, which is referred to in our credit facility as "Consolidated EBITDA." If $100 million cash had been used to reduce total debt, defined EBITDA to total debt would have been 3.32x.

29 Key Debt Terms and Covenants Senior Notes Incurrence tests: Minimum defined EBITDA to interest test of 2.00x for debt incurrence Minimum defined EBITDA to interest test of 1.75x for restricted payments Defined EBITDA is similar to that for credit facility

30 Capital Access Copano has no need to access capital markets to support currently approved projects At September 30, 2008: ($ in millions) Debt access limited but potentially available Equity access constrained but potentially available privately Would only make sense for accretive transactions Credit facility availability is $345 million only in the case of a qualifying acquisition. The McMullen Lateral acquisition would qualify, but remains subject to FERC approval.

31 Distribution Policy and Outlook Distribution Policy and Outlook Liquidity and Capital Access Margins and Sensitivities Throughput Volume Outlook

32 Limited Liability Company Agreement Distributions based on "Available Cash" Cash on hand at the end of a quarter less reserves established by the Board Board may increase or decrease reserves quarterly Since IPO and as of September 30, 2008: Initial available cash and reserve at IPO: $20 million Cumulative cash from operations: $380 million Cumulative distributions: $250 million Cumulative reserves established by the Board: $150 million

33 Distribution Track Record On October 16, 2008, Copano announced its fifteenth consecutive increase in quarterly distributions since its IPO All pre-1Q 2007 distributions are adjusted to reflect Copano's 3/30/07 two-for-one unit split. Assumes generic MLP splits with 10%, 25% & 50% increases in distributable cash flow to LP units resulting in incremental 13%, 23% and 48% increases in the percentage of total distributable cash flow applicable to the GP. Actual $0.10 distribution per unit was for the partial quarterly period from the IPO closing on November 15, 2004 through December 31, 2004.

34 Distribution Outlook Key drivers: Growth of Rocky Mountains volumes North Texas cryogenic plant and volume growth Oklahoma volume growth Transco McMullen Lateral spin-down and successful integration in South Texas Balance sheet management Cost management Commodity price trends Hedge portfolio impact

35 Oil Price Trends As of December 3, 2008.

36 Natural Gas Price Trends As of December 3, 2008.

37 Appendix

38 Reconciliation of Non-GAAP Financial Measures Segment Gross Margin and Total Segment Gross Margin We define segment gross margin, with respect to a Copano operating segment, as segment revenue less cost of sales. Cost of sales includes the following: cost of natural gas and NGLs purchased from third parties, cost of natural gas and NGLs purchased from affiliates, cost of crude oil purchased from third parties, costs paid to third parties to transport volumes and costs paid to affiliates to transport volumes. Total segment gross margin is the sum of the operating segment gross margins and the results of Copano's risk management activities that are included in Corporate and other. We view total segment gross margin as an important performance measure of the core profitability of our operations. Segment gross margin allows Copano's senior management to compare volume and price performance of the segments and to more easily identify operational or other issues within a segment. The GAAP measure most directly comparable to total segment gross margin is operating income. The following table presents total segment gross margin and a reconciliation of total segment gross margin to the GAAP financial measure of operating income:

39 Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. Because a portion of our net income (loss) is attributable to equity in earnings (loss) from our equity investees (which include Bighorn, Fort Union, Webb Duval and Southern Dome), our management also calculates Adjusted EBITDA to reflect the depreciation and amortization expense embedded in equity in earnings (loss) from unconsolidated affiliates. Specifically, our management determines Adjusted EBITDA by adding to EBITDA (i) the amortization expense attributable to the difference between our carried investment in each unconsolidated affiliate and the underlying equity in its net assets, (ii) the portion of each unconsolidated affiliate's depreciation and amortization expense, which is proportional to our ownership interest in that unconsolidated affiliate and (iii) the portion of each unconsolidated affiliate's interest and other financing costs, which is proportional to our ownership interest in that unconsolidated affiliate. External users of our financial statements such as investors, commercial banks and research analysts use EBITDA or Adjusted EBITDA, and our management uses Adjusted EBITDA, as a supplemental financial measure to assess: The financial performance of our assets without regard to financing methods, capital structure or historical cost basis; The ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; Our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities. The following table presents a reconciliation of the portion of our EBITDA and Adjusted EBITDA attributable to our Rocky Mountains segment to the GAAP financial measure of net income (loss):

40 Reconciliation of Non-GAAP Financial Measures Consolidated EBITDA EBITDA is also a financial measure that, with negotiated pro forma adjustments relating to acquisitions completed during the period, is reported to our lenders as Consolidated EBITDA and is used to compute our financial covenants under our senior secured revolving credit facility. The following table presents a reconciliation of the non-GAAP financial measure of Consolidated EBITDA to the GAAP financial measure of net income (loss):

41 Processing Modes Full Recovery Ethane Rejection Conditioning Mode Texas and Oklahoma - If the value of recovered NGLs exceeds the fuel and gas shrinkage costs of recovering NGLs Texas - If the value of recovered NGLs is less than the fuel and shrinkage cost of recovering NGLs (available at Houston Central plant and will be available at St. Jo plant in North Texas when completed) Texas and Oklahoma - If the value of ethane is less than the fuel and shrinkage costs to recover ethane (in Oklahoma, ethane rejection at Paden plant is limited by nitrogen rejection facilities)

NASDAQ: CPNO December 2008